Exhibit 10.1

                          THIRD MODIFICATION AGREEMENT

This Third Modification Agreement is made and entered into as of the 8th day of September 2003 by and among KRUPP GOVERNMENT INCOME TRUST, a Massachusetts business trust ("GIT"); MOUNTAIN VIEW, LTD., and Alabama limited partnership (the "Partnership"); and Philip P. Mulkey, Henry V. Bragg and Gregory V. Bragg (collectively, the "Partners").

WHEREAS, the Partnership agreed to pay additional interest to GIT pursuant to a subordinated promissory note (the "Subordinated Note") made by the Partnership in favor of GIT, which is secured by a subordinated multifamily mortgage (the "Subordinated Mortgage") dated April 21, 1992 (collectively, the "Subordinated Loan Documents");

WHEREAS, the Partners have executed an Additional Loan Agreement and an Additional Loan Note evidencing additional indebtedness of the Partners to GIT of One Million Five Hundred Fifty Three Thousand Six Hundred and no/100 Dollars ($1,553,600.00) (the "Additional Loan"), which Additional Loan is secured by Pledge and Security Agreements and UCC financing statements with all documents dated April 21, 1992 (collectively, the "Additional Loan Documents");

WHEREAS, certain terms of the Subordinated Loan Documents and the Additional Loan Documents have been modified in the Modification Agreement dated July 1, 1995 and the Second Modification Agreement dated June 28, 1999 (collectively, the "Modification Agreements");

WHEREAS, in accordance with the terms of the Subordinated Loan Documents, the Additional Loan Documents, and the Modification Agreements, the Additional Loan Note matures and is due and payable in full on the tenth anniversary of the Final Endorsement, which is September 16, 2003;

WHEREAS, the undersigned parties have mutually agreed to extend the maturity date of the Additional Loan Note all as hereinafter set forth;

NOW THEREFORE, in consideration of the foregoing recitals, the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the undersigned parties hereby agree as follows:

      1. Extension of Additional Loan Note

Section A of the Additional Loan Note is hereby amended to read in its entirety as follows:

Unless otherwise accelerated as provided herein or in the Additional Loan Agreement, the outstanding principal balance shall be payable on December 31, 2004 (the "Payment Date").

      2. Conditions Precedent

Notwithstanding any contrary provision, this Third Modification Agreement is not effective unless and until GIT receives counterparts of this document executed by each party named on the signature page or pages of this document and this document has been executed and delivered by GIT.

      3. Ratifications

To induce GIT to enter into this Third Modification Agreement, the Partnership and the Partners (a) ratify and confirm all provisions of the Subordinated Loan Documents, the Additional Loan Documents and the Modification Agreements as amended by this document, (b) ratify and confirm that all guaranties, assurances, and Liens (as defined in the Subordinated Loan Documents, the Additional Loan Documents and the Modification Agreements) granted, conveyed or assigned to GIT under the Subordinated Loan Documents, the Additional Loan Documents and the Modification Agreements (as they have been renewed, extended, and amended) are not released, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, and secure full payment and performance of the present and future indebtedness arising hereunder, and (c) agree to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional documents as GIT may request in order to create, perfect, preserve, and protect those guarantees, assurances, and Liens.


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      4. Representations

To induce GIT to enter into this Third Modification Agreement, the Partnership and Partners represent and warrant to GIT that as of the date of this document
(a) the Partnership and Partners have all requisite authority and power to execute, deliver and perform their respective obligations under this document, which execution, delivery, and performance have been duly authorized by all necessary actions, require no action by or filing with any governmental authority, do not violate any of the Partnership's organizational documents or violate any law applicable to any of the Partnership's or Partners' or any material agreement to which they or their assets are bound, (B) upon execution and delivery by all parties to it, this documents will constitute the Partnership's and Partners' legal and binding obligation, enforceable against each of them in accordance with this document's terms except as that enforceability my be limited by debtor relief laws and general principles of equity, (c) all other representations and warranties in the Subordinated Loan Documents, the Additional loan Documents, and the Modification Agreements are true and correct in all material respects except to the extent that any of them speak to a different specific date, and (d) no Default or Event of Default exists.

      5. Miscellaneous

Except as specifically amended and modified in this Third Modification Agreement, the Subordinated Loan Documents, the Additional Loan Documents and the Modification Agreements are unchanged and continue in full force and effect.

The parties hereto have caused this Third Modification Agreement to be duly executed as of the date first written above.


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

                                       PARTNERSHIP:
                                       Mountain View LTD,. An Alabama
                                       limited partnership

                                       By:
                                       /s/ Philip P. Mulkey
                                       ------------------------------------
                                       Name:  Philip P. Mulkey
                                       Title: General Partner


                                       PARTNERS:

                                       /s/ Philip P. Mulkey
                                       ------------------------------------
                                       Philip P. Mulkey

                                       /s/ Henry V. Bragg
                                       ------------------------------------
                                       Henry V. Bragg

                                       /s/ Gregory V. Bragg
                                       ------------------------------------
                                       Gregory V. Bragg


                                       GIT:
                                       Krupp Government Income Trust, a
                                       Massachusetts business trust

                                       By:    Berkshire Mortgage Advisors
                                              Limited Partnership, its Advisor

                                       By:    BRF Corporation, a general partner

                                       By:
                                       /s/ Carol J. C. Mills
                                       ------------------------------------
                                       Name:  Carol J.C. Mills
                                       Title: Vice President


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